EXHIBIT 24

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ Albert R. Gamper, Jr.
                                          -------------------------------
                                          Albert R. Gamper, Jr.

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ Joseph M. Leone
                                          -------------------------------
                                          Joseph M. Leone

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ Daniel P. Amos
                                          -------------------------------
                                          Daniel P. Amos

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ John S. Chen
                                          -------------------------------
                                          John S. Chen

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 21st day of December, 2000.

                                          /s/ Anthea Disney
                                          -------------------------------
                                          Anthea Disney

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 21st day of December, 2000.

                                          /s/ William A. Farlinger
                                          -------------------------------
                                          William A. Farlinger

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 21st day of December, 2000.

                                          /s/ Guy Hands
                                          -------------------------------
                                          Guy Hands

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 15th day of December, 2000.

                                          /s/ Hon. Thomas H. Kean
                                          -------------------------------
                                          Hon. Thomas H. Kean

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ Paul Morton
                                          -------------------------------
                                          Paul Morton

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ Takatsugu Murai
                                          -------------------------------
                                          Takatsugu Murai

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ William M. O'Grady
                                          -------------------------------
                                          William M. O'Grady

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ Paul N. Roth
                                          -------------------------------
                                          Paul N. Roth

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ Peter J. Tobin
                                          -------------------------------
                                          Peter J. Tobin

                           POWERS OF ATTORNEY

                     CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 20th day of December, 2000.

                                          /s/ Keiji Torii
                                          -------------------------------
                                          Keiji Torii

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 28th day of December, 2000.

                                          /s/ Theodore V. Wells, Jr.
                                          -------------------------------
                                          Theodore V. Wells, Jr.

                               POWERS OF ATTORNEY

                          CONSENT AND POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP, INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8:

      Hereby acknowledges that he or she has reviewed and approved copies of the Company's registration statement on Form S-8, to be filed with the Securities and Exchange Commission; and

      Hereby authorizes ALBERT R. GAMPER, JR., ERNEST D. STEIN, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other officer of the Company, the registration statement on Form S-8, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the Securities and Exchange Commission; and

      Hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN and JAMES P. SHANAHAN, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, for him or her and in his or her name, place, and stead, in any and all capacities, to sign such Form S-8 and any and all amendments thereof, and to file such Form S-8 and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the 22nd day of December, 2000.

                                          /s/ Alan F. White
                                          -------------------------------
                                          Alan F. White